EXHIBIT 10AI






                           HAEMONETICS CORPORATION
                           -----------------------

                         1998 STOCK OPTION PLAN FOR
                         --------------------------
                           NON-EMPLOYEE DIRECTORS
                           ----------------------

                    NON-QUALIFIED STOCK OPTION AGREEMENT
                    ------------------------------------
                                    WITH
                                    ----

                                    Name
                                    ----

                           HAEMONETICS CORPORATION
                           -----------------------
                    NON-QUALIFIED STOCK OPTION AGREEMENT
                    ------------------------------------
                        UNDER 1998 STOCK OPTION PLAN
                        ----------------------------
                         FOR NON-EMPLOYEE DIRECTORS
                         --------------------------

      AGREEMENT entered into this date spelled out by and between Haemonetics Corporation, a Massachusetts corporation with a principal place of business in Braintree, Massachusetts (the "Co.mpany"), and the undersigned director of the Company (the "Director").

      1. The Company desires to grant the Director a non-qualified stock option under the Company's 1998 Stock Option Plan for Non-Employee Directors (the "Plan") to acquire shares of the Company's common stock, $ .01 par value per share (the "Shares").

      2. Section 5 of the Plan provides that each option is to be evidenced by an option agreement, setting forth the terms and conditions of the option.

      ACCORDINGLY, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Director hereby agree as follows:

      1. Grant of Option. The Company hereby irrevocably grants to the Director a non-qualified stock option (the "Option") to purchase all or any part of an aggregate of # of shares of Options Shares on the terms and conditions hereinafter set forth and subject to the terms and conditions of the Plan. This option shall not be treated as an incentive stock option under Section 422(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The Director agrees to continue to serve as a director of the Company during the term for which such Director was elected.

      2. Purchase Price. The purchase price ("Purchase Price") for the Shares covered by the Option shall be $share price per Share.

      3.  Time of Exercise of Option.

            (a)  The Option shall only be exercisable as follows:


                            Percentage      Cumulative
                            of Shares       Percentages
                            Becoming        of Shares
            On or After     Exercisable     Exercisable
            -------------------------------------------

            Date                25%             25%
            Date                25%             50%
            Date                25%             75%
            Date                25%            100%

This option shall be exercisable to the full amount of the shares covered hereby in the event that (i) the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation (ii) the

Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation, or (iii) a Change of Control occurs before this option has been exercised in full. For purposes hereof a "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than thirty-five percent (35%) of the then outstanding Common Stock of the Company, shall acquire such additional shares of the Company's Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own thirty-five percent (35%) or more of the Company's Common Stock outstanding.

      4.  Term of Options; Exercisability.

            (a)  Term.

                  (1) The Option shall expire ten (10) years from the date of the granting thereof, but shall be subject to earlier termination as herein provided.

                  (2) Except as otherwise provided in this Section 4, if the Director ceases to be a director of the Company, the Option granted to the director hereunder shall terminate three (3) months after the date such Director ceases to be a director of the Company, or on the date on which the Option expires by its terms, whichever occurs first, unless termination as a Director was by the Company for cause, in which case the Option shall terminate immediately.

                  (3) In the event of the death of the Director, the Option granted to such Director shall terminate one (1) year from the date of death, or on the date on which the Option expires by its terms, whichever occurs first.

                  (4) In the event the Director ceases to be a Director of the Company on account of disability (within the meaning of Section 22(e) (3) of the Code), the Option shall terminate one year from the date of termination of such directorship or on the date on which the Option expires by its terms, whichever occurs first.

            (b)  Exercisability.

                  If the Director ceases to be a director of the Company,
            the Option granted to the Director hereunder shall be exercisable only to the extent that the right to purchase Shares under such Option has accrued and is in effect on the date such Director ceases to be a director of the Company.

      5.  Manner of Exercise of Option.

            (a) To the extent that the right to exercise the Option has accrued and is in effect, the Option may be exercised in full or in part by giving written notice to the Company, substantially in the form of Attachment A herein, stating the number of Shares exercised and accompanied by payment in full for such Shares. Payment may be either wholly in cash or in whole or in part in Shares of the common stock of the Company already owned for a period of at least six months by the person exercising the Option, valued at fair market value.
      Upon such exercise, delivery of a certificate for paid-up, non-assessable Shares shall be made, as promptly as practicable, at the principal office of the Company to the person exercising the Option.

            (b) The Company shall at all times during the term of the Option reserve and keep available such number of Shares of its common stock as will be sufficient to satisfy the requirements of the Option. The Director shall not have any of the rights of a stockholder of the Company in respect of the Shares until one or more certificates for such Shares shall be delivered to him or her upon the due exercise of the Option.

      6. Non-Transferability. The right of the Director to exercise the Option shall not be assignable or transferable by the Director otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The Option may be exercised during the lifetime of the Director only by him or her. The Option shall be null and void and without effect upon any attempted assignment or transfer, except as hereinabove provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon the Option. Notwithstanding the general prohibition on the transfer, sale, or other disposition of options under the terms of the Plan and this Agreement, the options granted under this Agreement may be transferred by gift to one or more "family members" (as defined in the instructions to Form S-8), or for value to any entity in which more than fifty percent (50%) of the voting interests are owned by family members (or the director) in exchange for an interest in that entity. The directors, family members, and any such entities shall execute an deliver such documents, and shall adhere to any procedures, as the Committee shall require in order to accommodate any request by the director to transfer the options.

      7.  Representation Letter and Investment Legend.

            (a) In the event that for any reason the Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933 (the "1933 Act"), upon any date on which the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as Exhibit 1 and the Company shall place an "investment legend", so-called, as described in Exhibit 1, upon any certificate for the Shares issued by reason of such exercise.

            (b) The Company shall be under no obligation to qualify Shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purposes of covering the issue of Shares.

      8. Adjustments on Changes in Capitalization. Adjustments on Changes in Capitalization and the like shall be made in accordance with Section 10 of the Plan, as in effect on the date of this Agreement.

      9. Rights as a Shareholder. The Director shall have no rights as a shareholder with respect to any Shares which may be purchased by exercise of this Option unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Director. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

      10. Withholding Taxes. Whenever Shares are to be issued upon exercise of this Option, the Company shall have the right to require the Director to remit to the Company an amount sufficient to satisfy all Federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

      IN WITNESS WHEREOF, the Company has caused this agreement to be executed and its corporate seal to be hereto affixed by its officer thereunto duly authorized, and the Director has hereunto set his or her hand and seal, all as of the day and year first above written.

                                       HAEMONETICS CORPORATION


                                       By:  ___________________________
                                            Title: Chairman, Board of Directors


                                            DIRECTOR

                                            ___________________________


                                            Address:  ______________________

                                                      ______________________


                                            Social Security
                                            No.:  __________________________

                                  EXHIBIT 1
                          TO STOCK OPTION AGREEMENT
                          _________________________




Gentlemen:

      In connection with the exercise by me as to (     ) shares of common
stock, par value $ .01 per share, of Haemonetics Corporation (the "Company") under the non-qualified stock option dated ___________________________, granted to me under the 1998 Non-Employee Directors Stock Option Plan, I hereby acknowledge that I have been informed as follows:

      1. The shares of common stock of the Company to be issued to me pursuant to the exercise of said option have not been registered under the Securities Act of 1933, as amended (the "Act"), and accordingly, must be held indefinitely unless such shares are subsequently registered under the Act, or an exemption from such registration is available.

      2. Routine sales of securities made in reliance upon Rule 144 under the Act can be made only after the holding period and in limited amounts in accordance with the terms and conditions provided by that Rule, and in any sale to which that Rule is not applicable, registration or compliance with some other exemption under the Act will be required.

      3. The Company is under no obligation to me to register the shares or to comply with any such exemptions under the Act.

      4. The availability of Rule 144 is dependent upon adequate current public information with respect to the Company being available and, at the time that I may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able to comply with such requirement.

      In consideration of the issuance of certificates for the shares to me, I hereby represent and warrant that I am acquiring such shares for my own account for investment, and that I will not sell, pledge or transfer such shares in the absence of an effective registration statement covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the Act. In view of this representation and warranty, I agree that there may be affixed to the certificates for the shares to be issued to me, and to all certificates issued hereafter representing such shares (until in the opinion of counsel, which opinion must be reasonable satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

      "The shares of common stock represented by this certificate have not been registered under the Federal Securities Act of 1933, as amended, and were acquired by the registered holder, pursuant to a representation and warranty that such holder was acquiring such shares for his own account and for investment, with no intention to transfer or dispose of the same, in violation of the registration requirements of that Act. These shares may not be sold, pledged, or transferred in the absence of an effective registration statement under the Securities Act of 1933, as amended, or an opinion of counsel, which opinion is reasonably satisfactory to counsel to the Company, to the effect that registration is not required under said Act."

      I further agree that the Company may place a stop order with its Transfer Agent, prohibiting the transfer of such shares, so long as the legend remains on the certificates representing the shares.

                                       Very truly yours,